SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         Coactive Marketing Group, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

                                       Not Applicable
              ------------------------------------------------------------------
         (5) Total fee paid:

              ------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                          COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021

                          ------------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                          -----------------------------

          The Annual Meeting of the Stockholders (the "Annual Meeting") of CoActive Marketing Group, Inc. (the "Company") will be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 25, 2003, to consider the following matters:

          (1) The election of eight Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

          (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on July 28, 2003 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 28, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

          The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

          A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021.

          Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                             By Order of the Board of Directors


                                             Donald A. Bernard
                                             Secretary


July 30, 2003

                         COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021
                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 25, 2003

                         -------------------------------


          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 25, 2003, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

          All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 415 Northern Boulevard, Great Neck, New York 11021, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

          This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 2003 ("Fiscal 2003"), are being sent to stockholders on or about July 30, 2003.

                                VOTING SECURITIES

          July 28, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 5,134,731 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

          Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Votes withheld from the election of directors are excluded entirely from the vote and will have no effect. There is no cumulative voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of July 1, 2003 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.


                                                                           Amount and Nature               Percent
                                                                            of Beneficial                    of
           Name and Address of Beneficial Owner                              Ownership(1)                  Class(1)
           ------------------------------------                            -----------------               --------
(i)        Beneficial Owners of More Than 5% of the Common
           Stock (Other Than Directors, Nominees and Executive
           Officers)

           OG Holding Corporation Liquidation Trust                          417,398(2)                       8.1%
           9745 Mangham Drive
           Cincinnati, OH 45215

           Robert F. Hussey                                                  297,843(3)                       5.7%
           16 Westbury Road
           Garden City, NY 11530


                                                                           Amount and Nature               Percent
                                                                            of Beneficial                    of
           Name and Address of Beneficial Owner                              Ownership(1)                  Class(1)
           ------------------------------------                            -----------------               --------

           Special Situations Private Equity Fund, L.P.                      613,475(4)                      11.5%
              MG Advisors, LLC
              Austin W. Marxe
              David Greenhouse
              153 East 53rd Street
              New York, NY 10022


(ii)       Directors, Nominees and Executive Officers

           John P. Benfield                                                  686,611(5)                      12.4%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Donald A. Bernard                                                 676,081(6)                      12.2%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Paul A. Amershadian                                               674,581(7)                      12.2%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Thomas E. Lachenman                                               444,692(8)                       8.6%
           c/o Optimum Group, Inc.
           9745 Mangham Drive
           Cincinnati, OH  45215

           Brian Murphy                                                       93,500(9)                       1.7%
           c/o U.S. Concepts, Inc.
           16 West 22nd Street, 2nd Floor
           New York, NY 10010

           Herbert M. Gardner                                                151,614(10)                      2.9%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Joseph S. Hellman                                                  15,000(11)                       *
           c/o Kronish Lieb Weiner & Hellman LLP
           1114 Avenue of the Americas
           New York, NY 10036-7798



                                                                           Amount and Nature               Percent
                                                                            of Beneficial                    of
           Name and Address of Beneficial Owner                              Ownership(1)                  Class(1)
           ------------------------------------                            -----------------               --------


           John A. Ward, III                                                  38,438(12)                        *
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

(iii)      All Directors and Executive Officers as a Group (8 persons)     2,778,317(6)(7)(8)(9)(10)(11)(12)  44.0%

------------------
*        Less than 1%.

(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Represents shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman, President of the Company's wholly-owned subsidiary Optimum Group, Inc. ("Optimum") until May 31, 1999 and a Director of the Company, is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(3) Includes 62,500 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(4) Includes 210,125 shares of Common Stock issuable upon exercise of immediately exercisable warrants. These shares and warrants are held of record by Special Situations Equity Fund, L.P. (the "Fund"). MG Advisers, L.L.C. ("MG") is the general partner of the Fund. Austin W. Marxe and David Greenhouse are the sole members of MG and are responsible for the Fund's investment decisions.

(5) Includes 358,333 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(6) Includes 358,333 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(7) Includes 358,333 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 282,127 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $550,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(8) Includes 27,294 shares of Common Stock issuable upon exercise of immediately exercisable options and 417,398 shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(9) Includes 93,500 shares of Common Stock issuable upon exercise of immediately exercisable options.

(10) Includes 48,750 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 41,146 shares of Common Stock issuable upon exercise of immediately exercisable options, and 35,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Gardner. Excludes (i) 20,000 shares of Common Stock and warrants to purchase 3,750 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and
         (ii) 3,625 shares of Common Stock and warrants to purchase 1,125 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(11) Mr. Hellman disclaims beneficial ownership of 41,146 shares of Common Stock issuable upon exercise of immediately exercisable options held by Kronish Lieb Weiner & Hellman LLP, a law firm that Mr. Hellman is currently counsel to, and which, prior to June 2000, he was a member of.

(12) Includes 3,438 shares of Common Stock issuable upon exercise of immediately exercisable options.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


          A Board of eight Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the eight persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

          The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the Company:


                                                        Position with the Company and
                                                      Principal Occupation or Employment                 Director
        Name                    Age                       During the Past Five Years                      Since
        ----                    ---                   ----------------------------------                 --------
Paul A. Amershadian             55       Executive Vice President-Marketing and Sales and Treasurer        1996
                                         of the Company since September 29, 1995.


                                                        Position with the Company and
                                                      Principal Occupation or Employment                 Director
        Name                    Age                       During the Past Five Years                      Since
        ----                    ---                   ----------------------------------                 --------

John P. Benfield                52       Director, President and Chief Executive Officer of the            1995
                                         Company since September 29, 1995;
                                         Chairman of the Board of the Company
                                         since October 16, 1996.

Donald A. Bernard               70       Director, Executive Vice President and Chief Financial            1995
                                         Officer of the Company since September
                                         29, 1995; Secretary of the Company
                                         since September 16, 1997.

Herbert M. Gardner              63       Director of the Company since May 1, 1997; Executive Vice         1997
                                         President, Barrett-Gardner Associates, Inc., an investment and merchant banking firm, since October 2002. Prior
                                         thereto, Senior Vice President of Janney Montgomery Scott
                                         LLC, an investment banking firm, since 1978.  Presently
                                         serves as Chairman of the Board of Directors of Supreme
                                         Industries, Inc. and as a director of Chase Packaging
                                         Corp., Nu Horizons Electronics Corp., iDine Rewards Network
                                         Inc., TGC Industries, Inc.,  Hirsch International Corp.,
                                         and Rumson Fair Haven Bank and Trust Company.

Joseph S. Hellman               72       Director of the Company since May 1, 1997; Counsel to the         1997
                                         law firm of Kronish Lieb Weiner & Hellman LLP since June
                                         2000 and Member of such firm prior thereto.

Thomas E. Lachenman             52       President of Optimum, a wholly-owned subsidiary of the            1998
                                         Company, from March 31, 1998 until May 31, 1999, and of
                                         such company's predecessor from 1973 through March 31,
                                         1998; Director of the Company since March 31, 1998.

Brian Murphy                    46       Chief Executive Officer of U.S. Concepts, Inc. ("U.S.             1998
                                         Concepts"), a wholly-owned subsidiary of the Company, since
                                         December 29, 1998, and until January 6, 2000, President of such company, and President of  predecessor of U.S.
                                         Concepts from 1992 through December 29, 1998.  Director of the Company since December 29, 1998.  In addition, from May
                                         1, 2000 until January 2001, Chief Executive Officer of
                                         iCast  Comedy Corporation, an Internet-based content
                                         provider, and from January 2001 to August 2002, Chief
                                         Executive Officer of Comedy Lab Productions, Inc., a
                                         successor to a portion of iCast's business.

                                                        Position with the Company and
                                                      Principal Occupation or Employment                 Director
        Name                    Age                       During the Past Five Years                      Since
        ----                    ---                   ----------------------------------                 --------


John A. Ward, III               57       Director of the Company since July 19, 2002.  Former              2002
                                         Chairman and Chief Executive Officer of American Express
                                         Bank from January 1996 until September 2000, and President of Travelers Cheque Group from April 1997 until September
                                         2000.  Mr. Ward joined American Express following a 27-year career at Chase Manhattan Bank, during which he held
                                         various senior posts in the United States, Europe and
                                         Japan. His last position at Chase was that of Chief
                                         Executive Officer of ChaseBankCard Services, which he held from 1993 until 1995. Presently serves as a director of
                                         iDine Rewards Network Inc.



          Thomas E. Lachenman was named a Director on March 31, 1998, immediately following the closing under the Asset Purchase Agreement (the "Optimum Agreement") relating to the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. (the "Optimum Acquisition"). The Optimum Agreement required the Company's existing Board of Directors to nominate Mr. Lachenman in connection with the election of Directors at the Company's first Annual Meeting of the Stockholders following the closing under the Optimum Agreement.

          Brian Murphy was named a Director on December 29, 1998, immediately following the closing under the Asset Purchase Agreement (the "U.S. Concepts Agreement") relating to the acquisition of the assets of Murphy Liquidating Corporation, formerly known as U.S. Concepts, Inc., a New York corporation (the "U.S. Concepts Acquisition"). The U.S. Concepts Agreement requires the Company to use its reasonable best efforts to nominate and elect Mr. Murphy as a director of the Company for so long as Mr. Murphy remains an employee of U.S. Concepts or any affiliate of the Company.

Meetings and Committees of the Board of Directors


          The Board of Directors held five meetings during Fiscal 2003 and acted by unanimous written consent on three occasions. All of the directors were in attendance at more than 75% of the aggregate of the meetings of the Board and the meetings of each committee of the Board on which they served.

          The Board of Directors has an Audit Committee and Compensation Committee. Herbert M. Gardner, Joseph S. Hellman, Thomas E. Lachenman and John
A. Ward, III are the members of both the Audit Committee and the Compensation Committee. The Company does not currently have a nominating committee.

          The Audit Committee operates under the Audit Committee Charter adopted by the Board of Directors. The purpose of the Audit Committee is to oversee the Company's financial reporting process, including reviewing the financial reports and other financial information filed by the Company with the Securities and Exchange Commission. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee held five meetings during Fiscal 2003.

          The compensation committee was formed to review and make recommendations to the Board of Directors regarding all executive compensation matters. The compensation committee held one meeting during Fiscal 2003.

                             AUDIT COMMITTEE REPORT

          The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants.

          Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

          The Audit Committee reviewed the Company's audited financial statements for Fiscal 2003 which were included in the Company's Annual Report on Form 10-K for Fiscal 2003, and met with both management and BDO Seidman, LLP ("BDO"), the Company's independent certified public accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

          The Audit Committee has received from BDO the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with BDO their independence from the Company and its management. The Audit Committee also discussed with BDO any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2003 be included in the Company's Annual Report on Form 10-K for Fiscal 2003 for filing with the Securities and Exchange Commission.

          Herbert M. Gardner
          Joseph S. Hellman
          Thomas E. Lachenman
          John A. Ward, III

Compensation of Directors

          Each non-employee Director receives an annual stipend equal to $15,000 per annum, a fee of $1,500 per Board meeting attended and a fee of $750 per Committee meeting attended, and all Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

          In addition, pursuant to the Company's 2002 Long-Term Incentive Plan, each of the Company's non-employee Directors is granted an option to purchase 6,875 shares of Common Stock annually on each April 30 as long as he remains on the Board of Directors, exercisable at the fair market value of the shares of Common Stock on the date of grant. Each such option becomes exercisable as to 3,438 of the shares covered thereby on the date of grant and as to the remaining 3,437 shares on the first anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation

         During Fiscal 2003, Thomas E. Lachenman was a member of the Company's Compensation Committee. In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Mr. Lachenman, the former owner of Optimum, for the lease of the Cincinnati principal office of Optimum. The lease provides for annual rental payments, currently at $147,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                               EXECUTIVE OFFICERS

          John P. Benfield, Donald A. Bernard, Paul A. Amershadian and Brian Murphy are the current executive officers of the Company and its subsidiaries. Each of Messrs. Benfield, Bernard and Amershadian has an employment contract with the Company for a term of office expiring on March 31, 2006. Mr. Murphy has an employment contract with U.S. Concepts for a term of office expiring on March 31, 2006. Additional information regarding those individuals is provided above in "Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements".


                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 2003 (collectively, the "Named Executive Officers").


                                                      SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                             Long-Term Compensation
                                       ---------------------------------------------       ----------------------------------------

                                                                             Other          Value of       Securities
                                                                             Annual         Restricted     Underlying     All Other
Name and                              Fiscal                                 Compen-        (Stock          Options/      Compen-
Principal Position                     Year      Salary($)      Bonus($)     sation         Awards($)      SARs(#)        sation($)
------------------                     ----      ---------      --------     -------        ---------      --------       ---------
John P. Benfield                       2003      $275,000       $0           --            --             --             $8,500(1)
President and Chief Executive          2002      $262,500       $0           --            --             30,000         $8,500(1)
Officer and Director                   2001      $250,000       $0           --            --             --             $8,000(1)

Donald A. Bernard                      2003      $275,000       $0           --            --             --             $8,500(1)
Executive Vice President and Chief     2002      $262,500       $0                         --             30,000         $8,500(1)
Financial Officer and Director         2001      $250,000       $0           --            --             --             $8,000(1)

Paul A. Amershadian                    2003      $275,000       $0           --            --             --             $8,500(1)
Executive Vice President - Marketing   2002      $262,500       $0           --            --             30,000         $8,500(1)
and Sales and                          2001      $250,000       $0           --            --             --             $8,000(1)
Director

Brian Murphy                           2003      $283,333       $36,024(3)   --            --             --             $5,550(1)
Chief Executive Officer - U.S.         2002      $200,000       $19,832(3)   --            --             42,500         $6,500(1)
Concepts, Inc. and Director            2001      $120,833(2)    $16,191(3)   --            --             --             $8,000(1)

--------------------------


(1) Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

(2) During Fiscal 2001, in connection with Mr. Murphy becoming Chief Executive Officer of iCast Comedy Corporation, Mr. Murphy's salary was reduced to $100,000 per annum. Mr. Murphy's salary was restored to $200,000 per annum when his employment with iCast Comedy Corporation terminated.

(3) Represents bonus paid under Mr. Murphy's employment agreement with U.S. Concepts.

Stock Options


          The following tables set forth certain information concerning stock options granted to and exercised by the Named Executive Officers during Fiscal 2003 and unexercised stock options held by such individuals at the end of Fiscal 2003.

Option Grants in Fiscal 2003


                                               Individual Grants


                                                                                        Potential Realizable Value
                                               % of                                      At Assumed Annual Rates
                            Number of     Total Options                                       Of Stock Price
                            Securities      Granted to    Exercise or                    Appreciation For Option
                            Underlying     Employees in    Base Price    Expiration              Term
          Name               Options       Fiscal Year     ($/Shares)       Date         5% ($)         10% ($)
          ----              ----------    -------------   ------------   ----------     -------         -------

Brian Murphy              195,000(1)           39.4%       $2.50(2)      07/08/07        $134,687     $297,624


-----------------
(1) This option is currently exercisable as to 51,000 shares, exercisable as to an additional 51,000 shares on or after December 31, 2003, as to an additional 51,000 shares on or after December 31, 2004, and as to the remaining 42,000 shares on or after January 1, 2005.

(2) The exercise price per share is equal to or greater than the fair market of the shares on the date of grant.


Aggregated Option Exercises in Fiscal 2003 and FY-End Option Values


                                                                    Number of              Value of
                                                                   Unexercised            Unexercised
                                                                   Options at            In-the-Money
                                                                   Fiscal Year          Options at Fiscal
                                                                     End (#)              Year End ($)
                            Shares Acquired        Value           Exercisable/           Exercisable/
Name                        on Exercise ($)       Realized ($)     Unexercisable        Unexercisable (1)
----                        ----------------      ------------     --------------       -----------------

John P. Benfield                   --                  --          369,121/20,000          $322,851/$800
Donald A. Bernard                  --                  --          369,121/20,000          $322,851/$800
Paul A. Amershadian                --                  --          369,121/20,000          $322,851/$800
Brian Murphy                       --                  --          93,500/144,000          $2,040/$5,760

------------------
(1) The value has been determined based on the average trading price March 31, 2003, which was $2.54.


                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Company on behalf of the Compensation Committee, from time to time, retains the services of an outside compensation consultant to review and make recommendations with regard to the Company's executive compensation programs. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

          The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

          The compensation for Fiscal 2003 for the Company's Chief Executive Officer and other executive officers consisted of base salary. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company. In addition, the salaries reflect the unique qualifications of the Company's executive officers, who serve in a collegial manner as the "Office of the CEO" with respect to major issues facing the Company, who are directly responsible for the success of the Company and who would be very difficult to replace.

          Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. During Fiscal 2003, the Named Executive Officers, other than Brian Murphy, were not awarded any cash bonuses. Pursuant to his employment agreement with U.S. Concepts, during Fiscal 2003, Mr. Murphy was awarded a performance-based cash bonus of $36,024.

          In July 2002, upon the recommendation of the Compensation Committee, the Company adopted the 2002 Management Bonus Plan (the "Bonus Plan") to incentivize management. Prior to adoption, the Bonus Plan was reviewed on behalf of the Company's Compensation Committee and Board of Directors by an outside compensation consultant who advocated the adoption of the Bonus Plan. Under the Bonus Plan, the Company establishes a pool after each fiscal year of the Company equal to 30% of the amount by which the Company's pre-tax earnings in such fiscal year exceeds 20% of the Company's average outstanding equity during such year, provided that such pool cannot exceed 15% of the Company's pre-tax earnings in such year. Pursuant to the terms of the Bonus Plan, 60% of the pool (if any) is required to be distributed to certain officers of the Company (including the Named Executive Officers) and the remaining 40% is distributed in the discretion of the Company. No employee may receive a bonus under the Bonus Plan in excess of his base salary with respect to any year. No bonuses were payable under the Bonus Plan during or with respect to Fiscal 2003.

          Herbert M. Gardner
          Joseph S. Hellman
          Thomas E. Lachenman
          John A. Ward, III

Executive Employment Contracts, Termination of
Employment and Change-in-Control Arrangements

          Pursuant to employment agreements, dated September 29, 1995 and amended on May 2, 1997, March 24, 1998, November 14, 2001 and June 17, 2003, the Company employs Messrs. Benfield, Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President - Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $300,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on March 31, 2006 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term. Each of Messrs. Benfield, Bernard and Amershadian are also entitled to participate in the Company's Management Bonus Plan described above.

          Pursuant to an employment agreement, dated December 29, 1998 and amended July 1, 2002, the Company's subsidiary, U.S. Concepts, employs Mr. Murphy as President and Chief Executive Officer. The agreement currently provides for a base salary of $350,000, with increases in the annual base salary in the event U.S. Concepts' pre-tax earnings exceed certain annually established thresholds. In addition, in the event that the pre-tax earnings of U.S. Concepts during any calendar year ending on or prior to December 31, 2002 (the "Bonus Period") equal or exceed the greater of (a) $600,000 or (b) 20% of the average outstanding equity of U.S. Concepts during such Bonus Period (calculated by averaging the outstanding stockholder's equity of U.S. Concepts as set forth on U.S. Concepts' balance sheet as of the last day of each calendar quarter during the Bonus Period), U.S. Concepts must, at Mr. Murphy's option, pay to Mr. Murphy and such other officers and executives of U.S. Concepts as Mr. Murphy determines, a bonus equal to an aggregate of 5% of the amount by which such pre-tax earnings exceed the greater of the amounts specified in clauses (a) and
(b). Mr. Murphy has the right to allocate such bonus, if any, to and among himself and such other officers and executives. Pursuant to these bonus provisions, during Fiscal 2003, Mr. Murphy was awarded a bonus of $36,024 as a result of the pre-tax earnings realized by U.S. Concepts during the calendar year of 2002. Mr. Murphy is also entitled to participate in the Company's Management Bonus Plan described above.

          The term of Mr. Murphy's employment agreement expires on March 31, 2006 (unless sooner terminated for cause) but the term of the agreement automatically continues thereafter unless terminated by either party thereto upon at least ninety days notice of termination effective on or after March 31, 2006.

          Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Messrs. Benfield, Bernard and Amershadian, and 18 months after the termination of the officer's employment with U.S. Concepts or any of its affiliates, in the case of Mr. Murphy. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

          The employment agreements with each of Messrs. Benfield, Bernard and Amershadian provide that if the officer's employment is terminated due to (i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger of the Company into or with another entity where the Company is not the surviving entity, or

(iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Paul Amershadian

          The Company has made loans to Paul A. Amershadian, a director of the Company and its Executive Vice President-Marketing and Sales, aggregating $550,000, which are evidenced by an Amended and Restated Promissory Note dated May 24, 2001. The Amended and Restated Promissory Note provides for payment of interest at a floating rate equal to the highest rate at which the Company pays interest on its bank borrowings (4.75% at March 31, 2003), monthly payment of one-half of the interest accrued over the previous month, payment of remaining accrued interest and principal from one-half of the after-tax amount, if any, of bonuses paid to Mr. Amershadian by the Company, and payment of the remaining balance of principal and accrued interest on May 24, 2006. At March 31, 2003, accrued and unpaid interest on these loans amounted to $183,000, and Mr. Amershadian had not made any of the required monthly payments of interest due under the Note. The loans are secured by (i) a first lien and security interest in the 282,127 shares of Common Stock owned by Mr. Amershadian, (ii) a second mortgage on Mr. Amershadian's home and (iii) collateral assignments of $550,000 of life insurance policies.

Lease of Optimum Office

          In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Thomas Lachenman, a director of the Company and former owner of Optimum, for the lease of the Cincinnati principal office of Optimum, which is owned by Mr. Lachenman. The agreement provides for annual rental payments, currently $147,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2002, there are no known failures to file a required Form 3, 4 or 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 2003 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act, except for three inadvertent late filings of Form 4s by John A. Ward, III with respect to three purchases of an aggregate of 4,000 shares of the Company's common stock.

                     Comparison of Cumulative Total Returns

                             Performance Graphs for

                         COACTIVE MARKETING GROUP, INC.

          The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 1998 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and a peer group index consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group is made up of Omnicom Group, Inc., The Interpublic Group of Companies, Inc., Equity Marketing, Inc., Grey Global Group, Inc., Catalina Marketing Corporation, Simon Worldwide, Inc. and Valassis Communications, Inc. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.




                             [graphic chart omitted]




                              Measurement Period (Fiscal Year Covered)
----------------------------------------------------------------------------------------------------------
                              3/31/98      3/31/99      3/31/00      3/31/01       3/31/02      3/31/03
----------------------------------------------------------------------------------------------------------
CMKG                            100           78           51           20            30           47
----------------------------------------------------------------------------------------------------------
S & P 500                       100          117          136          105           104           77
----------------------------------------------------------------------------------------------------------
Peer Group Index                100          164          194          178           154          102
----------------------------------------------------------------------------------------------------------

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

          KPMG LLP served as the Company's auditors for the Company's fiscal year ended March 31, 2001 ("Fiscal 2001"). On July 19, 2001, upon recommendation of the Company's Audit Committee, the Company terminated the engagement of KPMG

LLP and selected BDO Seidman, LLP to serve as the Company's auditors for Fiscal 2002. BDO served as the Company's auditors for Fiscal 2003 and has been selected to continue to serve as the Company's auditors for Fiscal 2004.

          The reports of KPMG LLP regarding the Company's financial statements for Fiscal 2001 and for its fiscal year ended March 31, 2000 ("Fiscal 2000") did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of Fiscal 2001 and Fiscal 2000, and in the subsequent interim period, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the matter in their report. KPMG LLP was previously provided with a copy of this paragraph of the Proxy Statement (which was filed with the SEC in a Form 8-K on July 23, 2001), and was requested to furnish the Company with a statement if it believes the foregoing statements are incorrect or incomplete. The response of KPMG LLP is attached to this Proxy Statement as Exhibit A.

          During Fiscal 2000, Fiscal 2001 and subsequent interim periods prior to their engagement, the Company has not (itself or through someone acting on its behalf) consulted with BDO on any accounting or auditing matter.

Principal Accounting Firm Fees

          The following table sets forth the aggregate fees billed to the Company for Fiscal 2003 by BDO:

Audit Fees                                                   $113,302

Tax Fees                                                     $ 32,185

Financial Information Systems Design                               --
and Implementation Fees

All Other Fees                                               $  2,800


          The Audit Committee has determined that the provision of non-audit services by BDO to the Company was compatible with maintaining the independence of BDO. A representative of BDO is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.

                                    EXPENSES

          The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2004, stockholder proposals must be received by the Company at its principal executive office no later than April 1, 2004 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2004, such a proposal must be received by the Company after June 28, 2004 but no later than July 28, 2004. However, if the date of the Company's Annual Meeting of Stockholders in 2004 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 27, 2004 or after October 26, 2004), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 415 Northern Boulevard, Great Neck, New York 11021.

                                              By Order of the Board of Directors

                                              Donald A. Bernard
                                              Secretary

Great Neck, New York
July 29, 2003

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COACTIVE MARKETING GROUP, INC., 415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021 (TELEPHONE: (516) 622-2800).

PROXY

                         COACTIVE MARKETING GROUP, INC.

               415 Northern Boulevard, Great Neck, New York 11021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 25, 2003

         The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the "Company") to be held on September 25, 2003, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  (Continued and to be signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         COACTIVE MARKETING GROUP, INC.

                               SEPTEMBER 25, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

----------------------------------------------------------------------------------------------------------------------------
1.  Election  Of Directors:                                        2.  ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                                                                       MEETING.

[ ] FOR ALL NOMINEES                 NOMINEES:                     If no specification is made, this proxy will be voted FOR
                                     [ ] Paul A. Amershadian       Proposal 1 listed above.
[ ] WITHHOLD  AUTHORITY              [ ] John P. Benfield
       FOR  ALL NOMINEES             [ ] Donald A. Bernard
                                     [ ] Herbert M. Gardner
[ ]  FOR ALL EXCEPT                  [ ] Joseph S. Hellman
      (See instructions below)       [ ] Thomas E. Lachenman
                                     [ ] Brian Murphy
                                     [ ] John A. Ward, III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /X/
------------------------------------------------------------------



------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on    [ ]
the account may not be submitted via this method.
------------------------------------------------------------------

Signature of Stockholder __________________ Date:______    Signature of Stockholder __________________ Date:______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                       EXHIBIT A

July 23, 2001




Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for CoActive Marketing Group, Inc. ("CoActive") and, under the date of July 3, 2001, we reported on the consolidated financial statements of CoActive as of and for the years ended March 31, 2001 and 2000. On July 19, 2001, our appointment as principal accountants was terminated. We have read CoActive's statements included under
Item 4 of its Form 8-K dated July 23, 2001 and we agree with such statements, except that we are not in a position to agree or disagree with CoActive's statements that the dismissal of KPMG was recommended by its Audit Committee and the statements in Item 4(b).

Very truly yours,

/s/ KPMG LLP



cc:      Chief Accountant, Securities and Exchange Commission

                                      A-1